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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                             _______________________


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 12, 2004
                             _______________________


                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
                             _______________________

         California                  0-11071                  84-0685613
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                  9333 Oso Avenue, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)



               ___________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.  Results of Operations and Financial Condition.

     On February 12, 2004, Image Entertainment, Inc. issued a press release announcing its fiscal third quarter financial results. Following the press release, the Company held a telephonic conference call with simultaneous Web cast beginning at 4:30 PM Eastern time to discuss its financial results for its third quarter and nine months ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

     A recording of the call will be available until February 19, 2004. To access the recording, dial (800) 428-6051 and enter the reservation number of 336302. International participants please dial (973) 709-2089 and use the same reservation number. A Web cast of the call is also available at www.image-entertainment.com and through CCBN at www.fulldisclosure.com.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

     The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  IMAGE ENTERTAINMENT, INC.


Dated:     February 12, 2004                        By:  /s/ JEFF M. FRAMER
                                                         _______________________
                                                   Name  Jeff M. Framer
                                                  Title: Chief Financial Officer






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                                  EXHIBIT INDEX



Exhibit No.         Description
___________         ____________________________________________________________

  99.1              Press Release dated February 12, 2004